Exhibit 10.5

FORM OF UNCONDITIONAL GUARANTY AGREEMENT

THIS UNCONDITIONAL GUARANTY AGREEMENT (this “Guaranty”), dated as of the __TH day of September 2008, is made by LEGACY MEDIA LLC, a California limited liability company (“Legacy”), and CONSUMER LOYALTY GROUP LLC, a California limited liability company (“Consumer”), each having an address at c/o COMMERCE PLANET, INC., a Utah corporation (the “Company”) with an address at 30 S. La Patera Lane, Goleta, CA 93117, for the benefit of MORLEX, INC., a Colorado corporation (hereinafter referred to as “Morlex”).  Legacy and Consumer are hereinafter referred to individually as a “Guarantor” and collectively as the “Guarantors.”

W I T N E S S E T H :

WHEREAS, the Guarantors are each wholly-owned subsidiaries of the Company;

WHEREAS, the parties hereto are parties to the Asset Purchase Agreement (the “Purchase Agreement”) dated as of the 16th day of September 2008, by and among the Company, the Guarantors, Morlex and Superfly Advertising, Inc., an Indiana corporation and wholly-owned subsidiary of Morlex (the “Purchaser”).  Pursuant to the Purchase Agreement, the Guarantors have agreed to sell and Purchaser has agreed to purchase certain of the assets used or held for use by the Guarantors in the conduct of the Business in consideration of the Purchase Price and the Assumed Liabilities (the “Acquisition”).

WHEREAS, in connection with the Purchase Agreement, Morlex has agreed to make a loan to the Company in the original principal amount of $200,000 as evidenced by a secured convertible promissory note dated of even date herewith (the “Note”) made by the Company (the “Maker”) in favor of Morlex or any subsequent holder of such Note (the “Payee”);

WHEREAS, as an inducement and a condition to the willingness of Morlex and the Purchaser to make the Loan and enter into the Purchase Agreement, as applicable, Morlex desires the Guarantors to agree, and the Guarantors are willing to agree, to execute and deliver this Guaranty and jointly and severally guarantee payment to Morlex of the Guaranteed Amount (as herein defined) at the time and in the manner hereinafter provided;

WHEREAS, each Guarantor agrees that it is in its best interest to guaranty the Guaranteed Amount, and is delivering this Guaranty with the intent that Morlex and the Purchaser rely hereon, and acknowledging that Morlex and the Purchaser are so relying and that it is reasonable for them to do so.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Guarantor, and in order to induce Morlex to make the loan evidenced by the Note, each Guarantor intending to be legally bound hereby covenants and agrees as follows:

          1.       (a)       Unless otherwise separately defined herein, all capitalized terms, when used in this Guaranty shall have the same meaning as is defined in the Note.

                    (b)       Each Guarantor hereby absolutely and unconditionally jointly and severally guarantees to Morlex the payment in full of the Note, of the sum of (i) the entire (US) $200,000 principal amount of the Note, (ii) all accrued interest due thereon, and (iii) any Penalty Interest that may be due and payable, in each case in accordance with the terms of the Note (such aggregate sum is referred to as the “Guaranteed Amount”).

2.        Each Guarantor covenants to and shall, with or without notice or demand, (i) reimburse Morlex for all costs and expenses (including, without limitation, reasonable attorney’s fees) paid or incurred by Morlex in connection with Morlex’s review and analysis of the Loan and viability thereof for Morlex’s purposes, negotiation of the terms thereof and of this Guaranty, documentation of this Guaranty and related matters, and the collection of the Guaranteed Amount or any portion thereof (whether or not an action is brought for such collection) or in any action or proceeding brought by Morlex to enforce any of the covenants, indemnities and obligations of each Guarantor under this Guaranty.

3.        All moneys available to Morlex for application in payment of the Guaranteed Amount may be applied by Morlex in such manner and in such amounts and at such time or times and in such order, priority and proportions as Morlex may to the payment or reduction of such portion of the Guaranteed Amount Morlex may elect.

4.        Each Guarantor hereby waives (a) notice of acceptance of this Guaranty; (b) presentment and demand for payment of the Guaranteed Amount or any portion thereof; (c) protest and notice of dishonor or default to him or to any other person or party with respect to the Guaranteed Amount or any portion thereof; (d) all other notices to which he undersigned might otherwise be entitled; and (e) any demand for payment under this Guaranty.

5.        This is a Guaranty of payment and not of collection and each Guarantor further waives any right to require that any action be brought against the Maker or any other person or party or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Morlex in favor of or any other person or party.  The obligations hereunder are independent of the obligations of the Partnership or any other person or entity to Morlex, and a separate action or actions may be brought and prosecuted against each Guarantor whether action is brought against the Maker or any other person or entity or whether any other person or entity be joined in any such action or actions; and each Guarantor waives the benefit of any statute of limitations affecting his covenants, obligations and liabilities hereunder or the enforcement thereof.

6.        Each reference herein to Morlex shall be deemed to include his successors and assigns or any other Payee of the Note, in whose favor the provisions of this Guaranty shall also inure. Each reference herein to each Guarantor shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of each Guarantor, all of whom shall be bound by the provisions of this Guaranty, provided, however, that each Guarantor shall in no event or under any circumstance have the right without obtaining the prior written consent of Morlex to assign or transfer the obligations and liabilities of each Guarantor under this Guaranty, in whole or in part, to any other person, party or entity.

7.        No delay on the part of Morlex in exercising any right or remedy under this Guaranty or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on each Guarantor shall be deemed to be a waiver of the obligation of each Guarantor or of the right of Morlex to take further action without notice or demand as provided in this Guaranty.

8.        This Guaranty may be modified, amended, changed or terminated only by an agreement in writing signed by Morlex and each Guarantor.  No waiver of any term, covenant or provision of this Guaranty shall be effective unless given in writing by Morlex and if so given by Morlex shall be effective only in the specific instance in which given.

9.        Each Guarantor acknowledges that this Guaranty and his and its obligations under this Guaranty are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty and the obligations of each Guarantor under this Guaranty or the obligations of any other person or party (including, without limitation, the Partnership) relating to this Guaranty or otherwise with respect to the Guaranteed Amount.

10.       This Guaranty sets forth the entire agreement and understanding of Morlex and each Guarantor, and each Guarantor absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to this Guaranty or the obligations of each Guarantor under this Guaranty or the obligations of any other person or party relating to this Guaranty or otherwise with respect to the Guaranteed Amount, or in any action or proceeding brought by Morlex to collect the same, or any portion thereof, or to enforce the obligations of each Guarantor under this Guaranty.  Each Guarantor acknowledges that no oral or other agreements, understandings, representations or warranties exist with respect to this Guaranty or with respect to the obligations of each Guarantor under this Guaranty, except those specifically set forth in this Guaranty.

11.       Each Guarantor hereby irrevocably and unconditionally waives any and all right to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to this Guaranty.

12.       Notwithstanding anything to the contrary contained in this Guaranty, each Guarantor hereby unconditionally and irrevocably waives, releases and abrogates any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any  law subrogating each Guarantor to the rights of Morlex), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from the Maker or any other party liable for payment of any or all of the Guaranteed Amount for any payment made by each Guarantor under or in connection with this Guaranty or otherwise.

13.       Any notice, request or demand given or made under this Guaranty shall be in writing and shall be hand delivered or sent by Federal Express or other reputable courier service or by postage prepaid registered or certified mail, return receipt requested, and shall be deemed given when received (or when delivery is refused) at the addresses set forth in the “Purchase Agreement” (as that term is defined in the Note) if hand delivered or if sent by Federal Express or other reputable courier service, or if sent by registered or certified mail, return receipt requested.  Each party to this Guaranty may designate a change of address by notice given to the other party fifteen (15) days prior to the date such change of address is to become effective.

14.       This Guaranty is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York. No defense given or allowed by the laws of any other state or country shall be interposed in any action or proceeding hereon unless such defense is also given or allowed by the laws of the State of New York.  Each Guarantor agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Guaranty and, in furtherance of such agreement, each Guarantor hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over each Guarantor in any such action or proceeding may be obtained within or without the jurisdiction of any court located in Orange County, New York and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon each Guarantor by registered or certified mail to or by personal service at the last known address of each Guarantor, whether such address be within or without the jurisdiction of any such court.

15.       Miscellaneous.

(a)       Rights of Morlex.  Each Guarantor authorizes Morlex, without notice or demand and without affecting each Guarantor’s liability hereunder, from time to time to:

(i)  renew, compromise, extend, accelerate, or otherwise change the time for payment, or otherwise change the terms, of the Guaranteed Amount or any part thereof, including increase or decrease of the Guaranteed Amount and/or the Penalty Interest;

(ii)  receive and hold security for the payment of this Guaranty or repayment of the Guaranteed Amount and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security;

(iii)  apply such security and direct the order or manner of sale thereof as Morlex in its discretion may determine; and

(iv) apply payments received from the Maker or each Guarantor, or any of them, to the Guaranteed Amount, or other amounts then due and payable to Morlex in such order as Morlex may determine in his sole and absolute discretion.

(b)       Guaranty to be Absolute.  Each Guarantor agrees that until the Guaranteed Amount shall have been irrevocably paid to Morlex in full and any commitments of Maker or commitments provided by Maker with respect to the Loan have been terminated, each Guarantor shall not be released by or because of:

(i)  any act or event which might otherwise discharge, reduce, limit, or modify each Guarantor’s obligations under this Guaranty;

(ii)  any waiver, extension, modification, forbearance, delay, or other act or omission of Morlex, or its failure to proceed promptly or otherwise as against the Maker, each Guarantor or any security;

(iii)  any action, omission, or circumstance which might increase the likelihood that each Guarantor may be called upon to perform under this Guaranty or which might affect the rights or remedies of each Guarantor as against the Maker;

(iv)  any dealings occurring at any time between the Maker and Morlex, whether relating to any of the Loan or otherwise; or

(v)  any action of Morlex described in Section 15(a) above.

Each Guarantor acknowledges that absent the foregoing, each Guarantor might have a defense to the enforcement of this Guaranty as a result of one or more of the foregoing acts, omissions, agreements, waivers, or matters.  Each Guarantor waives and surrenders any defense to any liability under this Guaranty based upon any of such acts, omissions, agreements, waivers, or matters.  It is the express intent of each Guarantor that all of each Guarantor’s obligations under this Guaranty are and shall be absolute and unconditional.

(c)       Waivers of Certain Rights and Certain Defenses.  Each Guarantor waives:

(i)  any right to require Morlex to proceed against the Maker or any other person or entity, proceed against or exhaust any security or other support for the Loan or amounts due under this Guaranty, or pursue any other remedy in Morlex’s power whatsoever.

(ii)  any defense arising by reason of any disability or other defense of the Maker (including without limitation that the execution and delivery of the Note evidencing the Loan was not properly authorized, or that the signatory thereof lacked proper power and authority, or that it was not duly or properly executed or delivered, or that it is not enforceable against the Maker for some other reason), or the cessation from any cause whatsoever of the liability of the Maker;

(iii)  any defense based on any claim that each Guarantor’s obligations exceed or are more burdensome than those of the Maker;

(iv)  the benefit of any statute of limitations affecting each Guarantor’s liability hereunder;

(v)  any defense arising out of any action of Morlex described in Sections 15(a) and (b) above; and

(vi)  any statute or decision, that otherwise may require Morlex to proceed against or exhaust any security held by Morlex at any time or to pursue any other remedy in Morlex’s power before proceeding against any each Guarantor.

(d)       Waiver of Subrogation.  Each Guarantor shall have no right of, and hereby waives any right of, subrogation, reimbursement, indemnification, and contribution (contractual, statutory, or otherwise) including, without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States Code) or any successor statute, arising from the existence or performance of this Guaranty, and each Guarantor waives any right to enforce any remedy which Morlex now has or may hereafter have against the Maker and waives any benefit of, and any right to participate in, any security now or hereafter held by Morlex.

(e)       Waiver of Notices.  Each Guarantor waives all presentments, demands for performance, notices of nonperformance or other defaults, protests, notices of protest, notices of dishonor, notices of intent to accelerate, notices of acceleration, notices of any suit or any other action against the Maker or any other person, any other notices to Maker or otherwise (including each Guarantor and his or its affiliates), notices of acceptance of this Guaranty, and notices of the existence, creation, or incurring of any new or additional Loan.

(f)       Reinstatement of Guaranty.  If this Guaranty is revoked, returned, or canceled, and subsequently any payment or transfer of any interest in property by the Maker or each Guarantor to Morlex is rescinded or must be returned by Morlex to the Maker or each Guarantor, as applicable, this Guaranty shall be reinstated with respect to any such payment or transfer, regardless of any such prior revocation, return, or cancellation.   Without limiting the generality of  the foregoing, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any distribution by the Maker to Morlex or other amount received by Morlex is avoided as a preference, or on any other grounds provided by law, or must otherwise be returned by Morlex as a result of an order for relief being entered with respect to the Maker or any other person or entity under the United States Bankruptcy Code, or as a result of the Maker’s or any other person’s or entity’s assignment for the benefit of creditors.

(g)       Successors and Assigns.  This Guaranty (i) binds each Guarantor and each Guarantor’s executors, administrators, successors, and assigns, and (ii) inures to the benefit of Morlex and Morlex’s endorsees, successors, and assigns. This Agreement may not be assigned by either Guarantor.

(h)  Costs and Expenses.  Each Guarantor agrees to pay, and shall pay promptly upon demand, all reasonable attorneys' fees and all other costs and expenses which may be incurred by Morlex (i) in the negotiation, preparation and review of the Loan and related documents, this Guarantee and other investigations related to Morlex’s making of the Loan, (ii) in the enforcement of this Guaranty and (iii) in the preservation, protection, or enforcement of any rights of Morlex in any case commenced by or against each Guarantor under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute.

(i)  Severability of Provisions; Amendment of this Guaranty.  If any term, provision, covenant or condition of this Guaranty is held by a court or other tribunal of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired or invalidated.  This Guaranty is intended by each Guarantor and Morlex as the final expression of each Guarantor’s obligations and liabilities to Morlex described herein and is intended as a complete statement of their agreement concerning the subject matter hereof.  This Guaranty may be amended only by a writing signed by each Guarantor and agreed to by Morlex in writing.

[the balance of this page intentionally left blank - signature page follows]

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guaranty to Morlex as of the day and year first above set forth.

LEGACY MEDIA LLC

By:________________________________
Michael Hill, Manager

CONSUMER LOYALTY GROUP LLC

By:________________________________
Michael Hill, Manager